                                                                   EXHIBIT 10.33

                        AMENDMENT TO EMPLOYMENT AGREEMENT



               THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), made as of this 1st day of December, 2000, by and between Cronos Capital Corp., a California corporation (the "Employer"), and John M. Foy (the "Employee"),

                                   WITNESSETH:

               WHEREAS, Employer and Employee entered into an Employment Agreement, dated as of April 1, 1999, as amended on December 1, 1999 (hereinafter, the "Employment Agreement"); and

               WHEREAS, pursuant to paragraph "First" of the Employment Agreement, Employer agreed to employ Employee, and Employee agreed to serve in the employ of the Employer, on an exclusive and full-time basis, as the Senior Vice President of Employer, through November 30, 2001, subject to earlier termination pursuant to the provisions of the Employment Agreement; and

               WHEREAS, Employer and Employee desire to extend the term of the Employment Agreement;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

               1. Extension of Term of Employment Agreement. Employer agrees to employ the Employee, and the Employee agrees to serve in the employ of the Employer, on an exclusive and full-time basis, in the position identified for Employee in the Employment Agreement, subject to the supervision and direction of that person or persons set forth in the Employment Agreement, through November 30, 2002, unless such period is sooner terminated pursuant to the provisions of paragraphs "FIFTH," "SIXTH," or "SIXTEENTH" of the Employment Agreement.

               2. Severance Policy. Reference is made to the Employer's severance policy, set forth on Exhibit A hereto (the "Severance Policy"). In the event of the termination of Employee under the Employment Agreement without cause, with "cause" defined as set forth of paragraph 1 of the Severance Policy or as set forth in the Employment Agreement, whichever applies, then and in such event, Employee shall be paid an amount equal to the greater of Employee's annual salary under the Employment Agreement for the balance of the term of the Employment Agreement or that amount called for by the Severance Policy.

               3. Continuance in Force of Employment Agreement. Other than as specifically amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, the Employer and the Employee have signed this Amendment, effective as of the date and year first above written.

                             "EMPLOYER"

                             CRONOS CAPITAL CORPORATION

                             By     /s/  DENNIS J TIETZ
                               -----------------------------------------
                             Its    Director
                               -----------------------------------------

                             And
                                ----------------------------------------

                             Its
                                ----------------------------------------





                             "EMPLOYEE"

                             /s/ J M FOY
                             -------------------------------------------
                             John M. Foy
                             515 Silverado Drive
                             Lafayette, CA  94549